Exhibit  32.2

                            CERTIFICATION PURSUANT TO
                                 RULE 15d-14(b)
                                       and
                               18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sequiam Corporation (the "Company") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Mroczkowski, Senior Vice President, Secretary, Chief Financial Officer & Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/  Mark  Mroczkowski

                                      Mark  Mroczkowski
                                      Senior Vice President, Secretary, Chief
                                      Financial Officer & Principal Financial
                                      Officer
                                      August 19, 2003